UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2023

SUGARMADE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23446	94-3008888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identiﬁcation No.)

20529 E. Walnut Drive N. Walnut, CA	91789
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 982-1628

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in fiscal Year.

Sugarmade, Inc. (the “Company”) filed on October 12, 2023, a Certificate of Amendment to the Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware (the “Certificate of Amendment”). According to the Certificate of Amendment, the Company shall effect a 1-for-200 reverse stock split (the “reverse stock split”) of the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), with any fractional shares of Common Stock resulting therefrom being rounded up to the nearest whole share of Common Stock. Each certificate that immediately prior to the Effective Time represented shares of pre-split Common Stock (the “Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been reclassified, and changed, subject to the elimination of fractional interests in shares of Common Stock as described above. The Certificate of Amendment was to be effective October 18, 2023 (the “Effective Time”).

On October 17, the Certificate of Amendment was corrected by a certificate of correction (the “Certificate of Correction”) to reflect an updated Certificate of Amendment Effective Time of October 20, 2023.

The company submitted the reverse stock split plan for review to FINRA and the Reverse Stock Split was announced by FINRA (the Financial Industry Regulatory Authority) on October 19, 2023, effective within the marketplace at the open of business on October 20, 2023 (the “Effective Date”), whereupon the shares of common stock will begin trading on a reverse stock split-adjusted basis.

The foregoing description of the Certificate of Amendment and Certificate of Correction do not purport to be complete and are qualified in their entirety by reference to the Certificate of Amendment, which is filed as Exhibit 3.1, and the Certificate of Correction, which is filed as Exhibit and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation of Sugarmade, Inc.
3.2	Certificate of Correction to the Amendment to Certificate of Incorporation, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 19, 2023	Sugarmade, Inc.

	By:	/s/ Jimmy Chan
Jimmy Chan
Chief Executive Officer and Chief Financial Officer